EQUITY-ACCOUNTED INVESTMENTS	6 Months Ended
Jun. 30, 2022
Disclosure Of Detailed Information About Equity-Accounted Investments [Abstract]
EQUITY-ACCOUNTED INVESTMENTS	EQUITY-ACCOUNTED INVESTMENTS
The following are Brookfield Renewable’s equity-accounted investments for the six months ended June 30, 2022:

(MILLIONS)	June 30, 2022
Balance, beginning of year	$1,107
Investment	74
Share of net income	48
Share of other comprehensive income	—
Dividends received	(37)
Foreign exchange translation and other	(28)
Balance as at June 30, 2022	$1,164
Brookfield Renewable, together with institutional partners, have committed to invest $500 million, of which $270 million was deployed, through preferred shares, warrants and a 20% stake in common equity into a leading private owner and operator of long-term, U.S. denominated, contracted power and utility assets across the Americas with 1.2 GW of installed capacity and approximately 1.3 GW development pipeline. Brookfield Renewable holds a 20% interest in this investment.